SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of August 4, 2020, by and among Squadron Capital LLC, a Delaware limited liability company (“Lender”), OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”), OrthoPediatrics US Distribution Corp., a Delaware corporation, (“OrthoPediatrics US Distribution”), OrthoPediatrics EU Limited, a company incorporated and registered in England and Wales (“OrthoPediatrics EU”), OrthoPediatrics Aus Pty Ltd., a company organized under the laws of Australia (“OrthoPediatrics Aus”), OrthoPediatrics NZ Ltd., a company organized under the laws of New Zealand (“OrthoPediatrics NZ”) and Orthex, LLC, a Florida limited liability company (“Orthex” and together with OrthoPediatics, OrthoPediatrics US Distribution, OrthoPediatrics EU, OrthoPediatrics Aus and OrthoPediatrics NZ, “Borrowers” and individually a “Borrower”).

RECITALS:

A.Lender made loans and certain other financial accommodations to Borrowers as evidenced by that certain Fourth Amended and Restated Loan and Security Agreement dated as of December 31, 2017, among Borrowers and Lender (as amended, the “Existing Loan and Security Agreement”).

B.Borrowers and Lender hereby agree to amend the Existing Loan and Security Agreement as described in this Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby incorporated into this Amendment and made a part hereof, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

a.Incorporation of Recitals. Borrowers and Lender hereby agree that all of the Recitals in this Amendment are hereby incorporated into and made a part hereof.

b.Capitalized Terms. Except as otherwise defined in this Amendment, each capitalized term used herein shall have the same meaning as that assigned to it in the Existing Loan and Security Agreement, and such definitions shall be incorporated herein by reference, as if fully set forth herein.

c.Amendments to Existing Loan and Security Agreement.

i.Section 1.1 of the Existing Loan and Security Agreement is hereby amended by amending and restating the following definition:

“Maturity Date”: The earlier to occur (unless sooner terminated by acceleration or otherwise) of:

(a)  there occurs any transaction or series of transactions pursuant to which any Person(s) in the aggregate acquire(s) (x) capital stock of OrthoPediatrics possessing the voting power to elect a majority of OrthoPediatrics’ Board of Directors (whether by merger, consolidation, reorganization, combination, sale or transfer of OrthoPediatrics’

capital stock) or (y) all or substantially all of OrthoPediatrics’ assets determined on a consolidated basis; and

(b)  January 1, 2024.

“Revolving Loan Commitment”: $25,000,000.

ii.A new Section 3.7 is hereby added to the Existing Loan and Security Agreement in its entirety as follows:

3.7. Unused Commitment Fee. For the period from and including the date hereof to but not including the Maturity Date, the Borrowers shall pay to the Lender an unused fee equal to the rate per annum of 0.50% (computed on the basis of a year of 360 days and the actual number of days elapsed) times the daily unused portion of the Revolving Loan Commitment.  Such unused fee shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (commencing on the first such date occurring after the date hereof) and on the Maturity Date.

iii.A new Section 3.8 is hereby added to the Existing Loan and Security Agreement in its entirety as follows:

3.8. LIBOR Replacement Terms. Notwithstanding anything herein to the contrary, in the event Lender determines (i) LIBOR is permanently or indefinitely unavailable or unascertainable, or ceases to be published by the LIBOR administrator or its successor, (ii) LIBOR is determined to be no longer representative by the regulatory supervisor of the administrator of LIBOR, (iii) LIBOR can no longer be lawfully relied upon in contracts of this nature, or (iv) LIBOR does not reflect Lender’s cost of making or maintaining the type of loans or advances under this Agreement, then, at the election of Lender, all references to the Applicable Rate herein will instead be to a replacement rate determined by Lender in its sole judgment, including any adjustment to the replacement rate to reflect a different credit spread, term or other mathematical adjustment deemed necessary by Lender in its sole judgment (including the implementation of any rate floor). Lender will provide reasonable notice to Borrowers of such replacement rate and the date on which it will become effective.
In deciding upon a replacement rate, Lender shall give due consideration to (a) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated credit facilities. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York.

iv.The Existing Loan and Security Agreement is hereby amended by amending and restating Exhibit C in its entirety with Exhibit C attached hereto.

d.Representations, Warranties and Covenants. Each Borrower hereby represents, warrants and covenants to Lender as follows:

        A. no Unmatured Default or Event of Default has occurred and is continuing under the Existing Loan and Security Agreement or any other Loan Document;

B. the representations and warranties of such Borrower in the Existing Loan and Security Agreement and each other Loan Document are true and correct in all material respects as of the date hereof as though each of said representations and warranties was made on the date hereof (except, in each case for representations and warranties which by their terms are expressly applicable to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date); and

C. this Amendment has been duly authorized, executed and delivered on behalf of such Borrower and this Amendment constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or laws affecting creditor's rights generally and by general principles of equity.

e.Joinder to Existing Loan and Security Agreement.

i.Effective as of the date of this Amendment, each of OP EU B.V., a company organized under the laws of the Netherlands (“OP EU Netherlands”), OP Netherlands B.V., a company organized under the laws of the Netherlands (“OP Netherlands”), Telos Partners, LLC, a Colorado limited liability company (“Telos”), ApiFix Ltd., a company organized under the laws of Israel (“ApiFix Israel”) and ApiFix, Inc., a Delaware corporation (“ApiFix” and together with OP EU Netherlands, OP Netherlands, Telos and ApiFix Israel, each a “Joining Party” and collectively, the “Joining Parties”) hereby acknowledges that it has received and reviewed a copy of the Existing Loan and Security Agreement, and acknowledges and hereby:

(1)joins in the execution of, and becomes a party to, the Existing Loan and Security Agreement as a Borrower thereunder, as indicated by its signature below;

(2)agrees to be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgements of a Borrower under the Existing Loan and Security Agreement with the same force and effect as if it was an original signatory to the Existing Loan and Security Agreement;

(3)assumes all rights and interests and agrees to perform all applicable duties and Obligations of a Borrower under the Existing Loan and Security Agreement;

(4)as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of Borrowers and the Joining Parties, each Joining Party (other than OP Netherlands, OP EU Netherlands and ApiFix Israel) grants to Lender a lien on and security interest in, all of such Joining Party’s right, title and interest in, to and under the personal Property of such Joining Party and expressly assumes all obligations and liability of a debtor thereunder; and

(5)adds the information in Exhibit A attached hereto to the Schedules to the Existing Loan and Security Agreement.

ii.Each Joining Party hereby makes the representations and warranties set forth in Section 5 of the Existing Loan and Security Agreement as of the date hereof and confirms that such representations and warranties are true and correct.

iii.Each Joining Party covenants and agrees to be bound by and to comply with the affirmative and negative covenants set forth in Sections 6 and 7 of the Existing Loan and Security Agreement as if such Joining Party was an original party to the Existing Loan and Security Agreement.

f.Post-Closing Obligations.

i.Within sixty (60) days following the date hereof, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of Borrowers and the Joining Parties, each of OP Netherlands and OP EU Netherlands agree to grant to Lender a security interest in, all of OP Netherlands’ and OP EU Netherlands’ right, title and interest in, to and under the personal Property of such party and expressly assumes all obligations and liability of a debtor thereunder.

ii.Within sixty (60) days following the date hereof, each Joining Party shall enter into, execute and deliver to Lender a Grant of Patent Security Agreement covering United States patents filed by such Joining Party and a Grant of Trademark Security Agreement covering United States trademarks filed by such Joining Party, as applicable.

iii.Within sixty (60) days following the date hereof, each of OrthoPediatrics and the Joining Parties agree to file with the United States Patent and Trademark Office, Intellectual Property filings for the Intellectual Property listed on Exhibit B attached hereto.

g.Conditions Precedent. The obligation of Lender to enter into this Amendment is subject to the following conditions precedent:

i.Borrowers shall have entered into, executed and delivered to Lender:

(1)this Amendment; and

(2)the First Amended and Restated Revolving Note (the “A&R Note”).

ii.For filing by Lender immediately following the date hereof, Telos, ApiFix and Lender shall have an agreed upon form of (i) a Uniform Commercial Code financing statement naming Telos as debtor and Lender as secured party, for filing with the Secretary of State of the State of Colorado and (ii) a Uniform Commercial Code financing statement naming ApiFix as debtor and Lender as secured party, for filing with the Secretary of State of the State of Delaware, each which creates in favor of Lender a legal, valid and enforceable first priority (except for Permitted Liens entitled to priority under Law) security interest in and Lien upon such party’s Collateral.

iii.Lender shall have received a certificate from the Secretary of Borrowers and the Joining Parties, or any equivalent in the respective jurisdictions, (i) attesting to the resolutions of the Board of Directors authorizing its execution, delivery and performance of this Amendment and the A&R Note (ii) authorizing specific officers of Borrowers and Joining Parties, or any equivalent in the respective jurisdictions, to execute this Amendment and the A&R Note and (iii) attesting to the incumbency, where this is appropriate, and signature of specific officers of Borrowers and Joining Parties.

g.Waiver of Claims. Each Borrower hereby acknowledges, agrees and affirms that it currently possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Existing Loan and Security Agreement or any other Loan Document or any amendments thereto (collectively, the “Claims”), nor does any Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Existing Loan and Security Agreement or any other Loan Document, as amended hereby, each Borrower hereby unconditionally, irrevocably and unequivocally waives to the extent permitted by applicable law and fully releases any and all such Claims as if such Claims were the subject of a lawsuit (other than the defense of payment in full), adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

h.Ratification of Existing Loan and Security Documents. From and after the date hereof, the Existing Loan and Security Agreement and the other Loan Documents shall be deemed to be amended and modified as provided herein, and, except as so amended and modified, the Existing Loan and Security Agreement and the other Loan Documents shall continue in full force and effect and the Existing Loan and Security Agreement and the applicable provisions of this Amendment shall be read, taken and construed as one and the same instrument. Each Borrower hereby remakes, ratifies and reaffirms all of its Obligations under the terms of the Existing Loan and Security Agreement and the other Loan Documents and any other document to which it is a party evidencing, creating or securing the Loans, as of the date hereof after giving effect to the amendments contained herein including, without limitation, the granting of a security interest thereunder. On and after the date hereof, the term “Loan and Security Agreement” used in any document evidencing the Loan shall mean the Existing Loan and Security Agreement as amended hereby. Except as expressly set forth in this Amendment, nothing in this Amendment shall constitute a waiver or relinquishment of (a) any Unmatured Default or Event of Default under any of the Loan Documents, (b) any of the agreements, terms or conditions contained in any of the Loan Documents, (c) any rights or remedies of Lender with respect to the Loan Documents, or (d) the rights of Lender to collect the full amounts owing to them under the Loan Documents.

i.Consents. Each Borrower hereby represents that this Amendment does not violate any provision of any instrument, document, contract or agreement to which such party is a party, or each Borrower hereby represents that it has obtained all requisite consents under those third party instruments prior to entering into this Amendment.

j.Further Assurances. The parties hereto, shall, at any time and from time to time, following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

k.Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this Amendment shall together constitute one and the same agreement. Delivery of a counterpart to this Amendment by facsimile or electronic transmission shall constitute delivery of an original counterpart hereto.

l.Representation by Counsel. Each Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Amendment; that it has read and fully understands the terms hereof, that such party and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Amendment, and that it intends to be bound hereby.

m.No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the sole benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.

n.Governing Law. The provision of Section 11.15 of the Existing Loan and Security Agreement is hereby incorporated herein by reference.

o.WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY LAW, BORROWERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. EACH BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AMENDMENT.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Fourth Amended and Restated Loan and Security Agreement dated as of the date first written above.

BORROWERS:
ORTHOPEDIATRICS CORP. By: /s/ Mark Throdahl Mark Throdahl Chief Executive Officer
ORTHOPEDIATRICS US DISTRIBUTION CORP. By: /s/ Mark Throdahl Mark Throdahl President & Chief Executive Officer
ORTHOPEDIATRICS EU LIMITED By: /s/ Fred Hite Fred Hite Chief Financial Officer
ORTHOPEDIATRICS AUS PTY LTD By: /s/ Fred Hite Fred Hite Chief Financial Officer
ORTHOPEDIATRICS NZ LTD By: /s/ Fred Hite Fred Hite Chief Financial Officer
ORTHEX, LLC By: /s/ Fred Hite Fred Hite Manager
Second Amendment to Fourth Amended and Restated
Loan and Security Agreement

OP EU B.V. By: /s/ Daniel Gerritzen Daniel Gerritzen Authorized Representative
OP NETHERLANDS B.V. By: /s/ Daniel Gerritzen Daniel Gerritzen Authorized Representative
TELOS PARTNERS, LLC By: /s/ Daniel Gerritzen Daniel Gerritzen Authorized Representative
APIFIX LTD. By: /s/ Daniel Gerritzen Daniel Gerritzen Authorized Representative
APIFIX, INC. By: /s/ Daniel Gerritzen Daniel Gerritzen Authorized Representative

LENDER:
SQUADRON CAPITAL LLC

By: /s/ David Pelizzon
        David Pelizzon
        President

Exhibit A
ADDENDUM TO SCHEDULES
[Omitted]

Exhibit B
INTELLECTUAL PROPERTY FILINGS
[Omitted]

Exhibit C
Notice of Borrowing

Reference is made to that certain Fourth Amended and Restated Loan and Security Agreement, dated as of December 31, 2017 (as amended, supplemented, modified or restated from time to time, the “Fourth Amended and Restated Loan and Security Agreement”), by and among Squadron Capital LLC (“Lender”), and OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”), OrthoPediatrics US Distribution Corp., a Delaware corporation (“OrthoPediatrics US”), OrthoPediatrics EU Limited, a company incorporated and registered in England and Wales (“OrthoPediatrics EU”), OrthoPediatrics Aus Pty Ltd., a company organized under the laws of Australia (“OrthoPediatrics Aus”), OrthoPediatrics NZ Ltd., a company organized under the laws of New Zealand (“OrthoPediatrics NZ”), Orthex, LLC, a Florida limited liability company (“Orthex”), OP EU B.V., a company organized under the laws of the Netherlands (“OP EU Netherlands”), OP Netherlands B.V., a company organized under the laws of the Netherlands (“OP Netherlands”), Telos Partners, LLC, a Colorado limited liability company (“Telos”), ApiFix Ltd., a company organized under the laws of Israel (“ApiFix Israel”) and ApiFix, Inc., a Delaware corporation (“ApiFix” and together with OrthoPediatrics, OrthoPediatrics US, OrthoPediatrics EU, OrthoPediatrics AZ, OrthoPediatrics NZ, Orthex, OP EU Netherlands, OP Netherlands, Telos and ApiFix Israel, “Borrowers” and individually a “Borrower”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Fourth Amended and Restated Loan and Security Agreement.

Pursuant to Section 2.2(b) of the Fourth Amended and Restated Loan and Security Agreement, Borrowers request that Lender make a $___________ Revolving Loan to Borrowers in accordance with the applicable terms and conditions of the Fourth Amended and Restated Loan and Security Agreement on _______________ (“Borrowing Date”):

Each Borrower hereby certifies to Lender that as of the Borrowing Date:
(i)after making the Revolving Loan requested on the Borrowing Date, the amount of the Revolving Loan outstanding will not exceed $25,000,000;
(ii)each of the representations and warranties contained in the Fourth Amended and Restated Loan and Security Agreement, the Loan Documents or in any document or instrument delivered pursuant to or in connection with the Fourth Amended and Restated Loan and Security Agreement are true in all material respects as of the date as of which they were made and will be true and deemed remade as such at and as of the time of the making of the Revolving Loan requested hereby, except to the extent such representations and warranties relate expressly to an earlier date, in which case such representations and warranties are true, correct and complete on and as of such earlier date;
(iii)no Event of Default will have occurred and be continuing; and
(iv)there has been no event or condition which has had or would reasonably be expected to have a Material Adverse Effect.
[Signature pages follow]

DATED: __________________
OrthoPediatrics Corp.

By:
Name:
Title:

OrthoPediatrics US Distribution Corp.

By:
Name:
Title:

OrthoPediatrics EU Limited

By:
Name:
Title:

OrthoPediatrics AUS Pty Ltd

By:
Name:
Title:

OrthoPediatrics NZ Ltd

By:
Name:
Title:

Orthex, LLC

By:
Name:

Title:

OP EU B.V.

By:
Name:
Title:

OP Netherlands B.V.

By:
Name:
Title:

Telos Partners, LLC

By:
Name:
Title:

ApiFix Ltd.

By:
Name:
Title:

ApiFix, Inc.

By:
Name:
Title: